February 5, 2013

Credit Suisse Energy Summit

LAREDO PETROLEUM

NYSE: LPI
www.laredopetro.com

Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum Holdings, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from our identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Rule 424(b)(1) prospectus as filed with the Securities and Exchange Commission ("SEC") on October 12, 2012 as well as the Company's Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 and other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "unbooked resource potential", "estimated ultimate recovery", "EUR" or other descriptions of volumes of reserves, which the SEC guidelines restrict from being included in filings with the SEC. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Unbooked resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. Estimated ultimate recovery, or "EUR", refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area. Unproved reserves, EURs and unbooked resource potential, may not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities that may be ultimately recovered from the Company's interests will differ substantially. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, EURs and unbooked resource potential may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

Company Overview

NYSE: LPI

Market Cap: ~$2.3 Billion

Total Enterprise Value: ~$3.5 Billion



LAREDO
LAREDO
PETROLEUM, INC.

Total Company

- Permian oil focused
- Significant resource potential
- Drilling inventory >10 years
- Proved reserves: 156.5 MMBOE[1]
- Average daily production: 30.8 MBOE/D during Q3 2012[1]
- Sound financial structure

[1] Production and reserves reported on a two-stream basis. Reserves are gas price adjusted to reflect NGL benefit. Proved reserves per Ryder Scott evaluation at 12/31/11, at SEC pricing.

Concentrated Asset Portfolio



Tulsa
Headquarters
Dallas
Office
Midland
Office

Permian Basin – 196,000 net acres

- ~65% of total company reserves
- ~67% of Q3 2012 total production
- ~92% working interest - average

Anadarko Granite Wash – 37,000 net acres

- Liquids-rich natural gas

Other Areas – 191,000 net acres

- Includes Central Texas Panhandle, Eastern Anadarko Basin, Dalhart Basin and Other

Consistent Growth in Reserves and Production

Permian oil is driving repeatable growth



Reserves
MMBOE
200
180
160
140
120
100
80
60
40
20
-
>52% CAGR
44.2
92%
8%
52.5
89%
11%
136.6
67%
33%
156.5
64%
36%
2008
2009
2010
2011



Production
MBOE/D
35
30
25
20
15
10
5
0
~53% CAGR
4.2
3.7
0.5
9.8
8.4
1.4
14.3
9.8
4.5
23.7
14.5
9.2
30.7
17.6
13.1
34.5-35.9
19.0
16.2
2008
2009
2010
2011
2012 E
2013 E
Oil
Gas

Identified unbooked resource potential to date is >4x existing proved reserves

2013

- 25% growth in oil production
- Targeting 15% total production growth

Reserves reported on a two-stream basis with gas price adjusted to reflect NGL benefit; per Ryder Scott evaluation at 12/31/11, at SEC pricing.
Production data includes production from Broad Oak Energy, Inc. on a combined basis and presented on a two-stream basis.
CAGR in MBOE/D production from 2008 through midpoint of projected 2013.

Permian Basin: Core Area in Garden City



Howard
Martin
Mitchell
Sterling
Coke
Midland
Laredo
Glasscock
Tom Green
Upton
Reagan
Irion
Crockett
Schleicher
Pecos
Sutton

- ~142,000 net acres in Glasscock, Reagan, Howard and Sterling counties; >325 sections
  - ~ 92% average working interest
  - ~ 25% average royalty
- Multiple targets with proven economic production:
  - Vt Wolfberry
  - Hz Upper Wolfcamp shale
  - Hz Middle Wolfcamp shale
  - Hz Lower Wolfcamp shale
  - Hz Cline shale
- Additional potential vertical and horizontal zones
- Identified unbooked resource potential of >635 MMBOE from de-risked acreage; >4x existing booked reserves

Laredo
Pioneer
Devon
Approach
Apache
Petrohawk / BHP
EOG
Exco
COP
El Paso
Range
Energen

Permian Basin-Garden City: Vertical Wolfberry



Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Entire 142,000 net acreage block effectively de-risked for vertical development

- Provides a technical and economic foundation for horizontal drilling programs
- >700 gross vertical wells to date
  - >250 gross vertical deep[1] wells to date
- Large inventory of repeatable, vertical economic development locations
- Industry drilling as tight as 20-acre spacing



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Reagan
Tom Green
Upton
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] Deep vertical wells are drilled through the Atoka.

Laredo's Four Shale Plays Compare Favorably to Other Top Shale Plays

Permian-Garden City's multi-zone, vertical and stacked horizontal potential

	Laredo's Garden City Shales					Other Industry Shales		
	Wolfcamp							
	Upper	Middle	Lower	Cline	Combined	Bakken	Barnett Oil Combo	Eagle Ford
Basin	Midland	Midland	Midland	Midland	Midland	Williston	Fort Worth	South Texas
Age	Permian	Permian	Permian	Penns.	Permian & Penns.	L. Dev./ E. Miss.	Mississippian	Cretaceous
Depth (ft)	7,000 - 7,500	7,300 - 7,900	7,900 - 8,500	9,000 - 9,500	7,000 - 9,500	8,000 - 10,500	6,500 - 8,500	7,000 - 12,000
Average thickness (ft)	300 - 400	400 - 500	475 - 575	200 - 350	1,375 - 1,825	10 - 120	150 - 600	150 - 300
TOC (%)	2.0 - 9.0	2.0 - 5.0	2.0 - 5.0	2.0 - 7.5	2.0 - 9.0	5.0 - 20.0	3.0 - 7.0	2.0 - 6.5
Thermal maturity (% RSO)	0.7 - 0.8	0.8 - 0.9	0.8 - 0.9	0.85 - 1.1	0.7 - 1.1	0.5 - 1.0	0.8 - 1.7	0.8 - 1.4
Total porosity (%)	5.0 - 7.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	3.0 - 12.0	4.0 - 6.0	5.0 - 12.0
Pressure gradient (psi/ft)	0.45 - 0.50	0.45 - 0.50	0.45 - 0.50	0.55 - 0.65	0.45 – 0.65	0.60 - 0.80	0.45 - 0.53	0.55 - 0.65
OOIP (MMBOE/Section)	25 - 45	25 - 40	20 - 30	25 - 40	95 - 155	5 - 10	10 - 20	25 - 55

Permian-Garden City: Proven Multi-zone Horizontal Performance



Howard
Mitchell
Martin
Midland
Sterling
Glasscock
Tom Green
Irion
LPI Acreage
LPI Horizontal Wells[3]
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
85+ miles
20+ miles

Expanding actual knowledge of horizontal well performance by individual zone

Horizontal Zone	Total # of Completions[1]	Average 30-Day IP/Stage[2]
		BOE/D/Stage
Upper Wolfcamp	18	30
Middle Wolfcamp	2	34
Lower Wolfcamp	2	28
Cline	33	30

- Each zone has proven economic results
- De-risked 60,000 net acres for Upper Wolfcamp development – and growing
- De-risked 70,000 net acres for Cline development – and growing
- Continue to de-risk all zones across entire acreage

[1] Well counts as of 12/31/12
[2] Based on 2012 completions with at least 30 days of production history
[3] Includes wells completed or spud through 12/13/12

Maximizing Economic Recovery of Total Resource Potential


Clearfork
Upper Sprayberry
Lower Sprayberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka
Barnett
Woodford
Fusselman

Each development pad likely to consist of five wells recovering up to 3 MMBOE of resources at >30% return per pad

- 1 Vt Wolfberry
- 1 Hz Upper Wolfcamp
- 1 Hz Middle Wolfcamp
- 1 Hz Lower Wolfcamp
- 1 Hz Cline


85+ miles
20+ miles

	Experienced D+C Cost[1] $MM	EUR [2] MBOE	ROR [3]
Development Pad	**$38.2**	**2,600 – 3,070**	**22% - 32%**
Vt Wolfberry	$2.2	135 – 155	15% - 20%
Hz Upper Wolfcamp	$8.5	715 – 800	35% - 45%
Hz Middle Wolfcamp	$8.5	600 – 700	25% - 35%
Hz Lower Wolfcamp	$9.5	605 – 730	20% - 30%
Hz Cline	$9.5	550 - 690	15% - 25%

[1] Costs are based on average actual costs experienced in 2012, and do not reflect any potential savings of a full development scenario.
[2] Detailed EUR assumptions in appendix. Horizontals based on 7,500 ft laterals
[3] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

Permian Basin-Garden City: De-risking Multi-Zone Vt & Hz Potential

De-risked Acreage To Date

- *~142,000 - Vt Wolfberry*
- *~60,000 - Hz Upper Wolfcamp*
- *~70,000 - Hz Cline*

Majority of ~142,000 net acres are prospective for all four horizontal zones

- Equivalent to having 560,000+ net acres in other horizontal single-zone plays
- Continuing efforts to de-risk entire acreage position in all four zones

	Well Count[1]	Identified Unbooked Resource Potential: De-Risked Net Acreage	Identified Unbooked Resource Potential: Resource Potential	Total Unbooked Resource Potential Across Garden City Acreage[2]
		To date	MMBOE	MMBOE
Vt Wolfberry	>700	142,000	>185	>185
Hz Upper Wolfcamp	18	60,000	>240	>445
Hz Middle Wolfcamp	2	Delineating	-	>285
Hz Lower Wolfcamp	2	Delineating	-	>285
Hz Cline	33	70,000	>210	>350
			>635	**>1,550**

[1] Well counts as of 12/31/12
[2] Assumes a 50% success factor to remaining acreage and 160-acre spacing. See appendix for detailed economics

Permian Basin-Garden City: Optimizing Development Scenario




85+ miles
20+ miles

Capital expenditures and development simulations in 2013 are evaluating:

- Lateral spacing requirements
  - Horizontally
  - Vertically
- Reduced usage of vertical well program
- Optimal completion design
- Savings from full development:
  - Drilling: timing, rig moves, lateral length
  - Common facilities: water handling & re-use, power, tank batteries, etc.
  - Take-away capacity requirements

Permian Basin-China Grove: Prospective for Cline Shale



Borden
Scurry
Howard
Permian China Grove
Mitchell
Glasscock
Permian Garden City
Coke
Sterling
Tom Green
Irion
Reagan
125+ miles
45+ miles

Leveraging Permian knowledge and database to identify additional acreage

- **Approximately 50,000 net acres**
- **Targeting Cline Shale similar to that being developed in our core Garden City position**
- **2013 budget includes at least two exploratory test wells**
- **Currently drilling/completing our first vertical and horizontal wells in in this area oriented to defining upside potential**
- **Have signed midstream agreement to provide the natural gas infrastructure**
- **Increasing industry activity in the area helping to further define and de-risk**

Permian Oil Take-away Capacity



EXICO
TEXAS
Cushing
Wichita Falls
Longview
Houston
Permian Express I
Permian Express II
BridgeTex
Longhorn
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex

- Existing Refinery
- Existing Pipelines
- New Pipelines and Additions

	Capacity MBOPD	Planned Completion Date
Existing Take-away		
Total Refineries	410	
Total Oil Pipelines	770	
Total Existing Capacity	1,180	
Expansion Capacity		
Longhorn Reversal (Phase I)	75	1Q-13
Permian Express I	90	1Q-13
Longhorn Reversal (Phase II)	150	2Q-13
Permian Express I (expansion)	60	3Q-13
BridgeTex Crude Oil Pipeline	278	2Q-14
Permian Express II	200	3Q-14
Total Expansion Capacity	853	
Total Future Capacity		
Total Take-away Capacity by 3Q-14	2,033	

Permian NGL and Gas Take-away Capacity



EXICO
TEXAS
Texas Express
Sand Hills
Lone Star
Mont Belvieu

Existing Pipelines

New Pipelines and Additions

NGL Existing Take-away [1]	Capacity MBPD
NGL Pipelines	600
Permian Fractionation	135
Total Existing Capacity	**735**

Expansion Capacity	Planned Completion	Capacity MBPD
Lone Star [2]	1Q-13	100
Texas Express [3]	2Q-13	50
Sand Hills [2]	3Q-13	100
Total Expansion Capacity		**250**

Total NGL Take-away Capacity by 3Q-2013	**985**

Residue Gas	Capacity BCF/D
Total Existing Capacity	**9.0**
Estimated 2012 Production	**5.0**
Total Current Excess Gas Capacity	**4.0**

[1] Bentek / Turner Mason.

[2] Only 50% of the capacity for Lone Star and Sand Hills pipelines included above since both pipelines also traverse the Eagle Ford shale

[3] Texas Express will reduce in flows of raw mix into Permian by taking barrels off of MAPL in Texas panhandle. Current in flow is 75 MBPD

Anadarko Granite Wash: **Multiple Porosity Trends**

Stacked, liquids-rich porosity trends extend across Laredo's acreage



Texas ⟷ Oklahoma
Hemphill
Roger Mills
Distal Wash
Proximal Wash
Amarillo-Wichita Uplift

Drilled and completed >20 horizontal Granite Wash wells in the play

Well Economics

D+C Cost	$8.0-$9.5 MM
EUR	735 MBOE
30-Day IP	1,690 BOE/D
% Oil	6% - 8% (IP – Life)
ROR[1]	14% - 25%
Royalty Rates	20-25%



West
East

Detailed geological mapping and engineering have resulted in high ROR, high-rate completions

[1] *Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.*

LPI Resource Potential



MMBOE
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
156
635
791
>910
>1,700
Total Proved Reserves 12/31/11
Additional De-risked Resource Potential
Identified De-risked Resource Potential
Additional Resource Potential
Total Resource Potential

Additional De-Risked Resource Potential

- 142,000 acres – Vt Wolfberry
- 60,000 acres – Hz Upper Wolfcamp
- 70,000 acres – Hz Cline

Additional Resource Potential

- Additional resource potential assumes a 50% success factor on remaining Permian Garden-City acreage and 160-acre spacing of development pad

Total Resource Potential

- Total Resource Potential of greater than 1.7 Billion BOE

Focused 2013 Capital Program


$725 MM
$725 MM
$660 MM
$700
$600
$500
$400
$300
$200
$100
0
$MM
Other
Granite Wash
Permian
Corp
Midstream/Land
Drilling
Exploration
Delineation
Exploitation
By Location
By Activity
Total Drilling

Focused on delineation and exploitation of Permian oil to maximize total value

<u>$725 Million Total Capital - 2013</u>

- 77% of total capital to Permian activity
- 87% of total capital dedicated to drilling activity
  - 83% focused on exploitation drilling and optimization
  - 12% focused on delineating drilling to de-risk additional acreage for all zones
  - 5% focused on testing new plays

Deliberate, Disciplined, Delineation and Development

Focused on maximizing the value of the total company, while maintaining significant operational and financial flexibility.

- Solid financial position maintains capital options
  - Equity
  - Debt
- Divestiture of non-core assets
- Joint venture of Permian acreage
- Acquisitions
- Hedging to underpin capital program

Strong Liquidity & Financial Profile

Liquidity	11/30/12
Cash and marketable securities	$ 26 MM
Current Borrowing Base	825
Borrowings	(135)
Total Liquidity	**$716 MM**

Credit Ratings	Corporate	Notes
Moody's	B1	B3
S&P	B+	B-

Financial Debt Ratios	
Debt / Adj. EBITDA	2.4x
Debt / Proved Reserves ($/BOE)	$7.04
Debt / Total Book Capitalization	57%

Debt Maturities Summary - $MM



$1,250
$1,000
$750
$500
$250
$-
$825
$690
Undrawn
$135
Drawn
$552
9.5%
$500
7.375%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Senior Notes
Revolver
Revolver Drawn[2]

[1] Revolver increased to $825 million in November 2012
[2] As of November 30, 2012

Ability to Continue Consistent Growth

- **Funding flexibility for 2013 and beyond**
  - Rapidly growing cash flow from operations
  - Revolver expected to continue to grow
  - Proven ability to access multiple capital market sources

- **Flexible capital program**
  - 2013 capital program focused on liquids-rich plays
  - Drilling program provides high economic returns



TOTAL REVENUES
($MM)
$600
$500
$400
$300
$200
$100
$0
$74
$97
$242
$510
$581
$145
9 month Annualized
2008
2009
2010
2011
Q3 2012
ADJUSTED EBITDA
($MM)
$500
$400
$300
$200
$100
$0
$49.3
$104.9
$194.5
$388.4
$451.5
$110.8
9 month Annualized
2008
2009
2010
2011
Q3 2012
Historical Annual
Q3-2012
YTD Q3-2012 Annualized

Oil Hedging: Protect and Stabilize Cash Flows

Oil Positions As of December 31, 2012

Current Hedge Position	2013	2014	2015	2016	Total
OIL [1]					
Puts:					
Hedged Volume (Bbls)	1,080,000	540,000	456,000	-	2,076,000
Average price ($/Bbl)	$65.00	$75.00	$75.00	$0.00	$69.80
Swaps:					
Hedged Volume (Bbls)	600,000	-	-	-	600,000
Average price ($/Bbl)	$96.32	$0.00	$0.00	$0.00	$96.32
Collars:					
Hedged Volume (Bbls)	768,000	726,000	252,000	-	1,746,000
Average floor price ($/Bbl)	$79.38	$75.45	$75.00	$0.00	$77.11
Average ceiling price ($/Bbl)	$121.67	$129.09	$135.00	$0.00	$126.68
Total Volume with a floor	**2,448,000**	**1,266,000**	**708,000**	**-**	**4,422,000**
Weighted average floor price	**$76.48**	**$75.14**	**$75.00**		**$75.86**

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil; prices include basis swaps.

Gas Hedging: Protect and Stabilize Cash Flows

Natural Gas Positions As of December 31, 2012

Current Hedge Position	2013	2014	2015	2016	Total
NATURAL GAS[1]					
Puts:					
Hedged Volume (MMBtu)	6,600,000	-	-	-	6,600,000
Average price ($/MMBtu)	$4.00	$0.00	$0.00	$0.00	$4.00
Swaps:					
Hedged Volume (MMBtu)	-	-	-	-	-
Average price ($/MMBtu)	$0.00	$0.00	$0.00	$0.00	$0.00
Collars:					
Hedged Volume (MMBtu)	16,060,000	18,120,000	15,480,000	-	49,660,000
Average floor price ($/MMBtu)	$3.42	$3.38	$3.00	$0.00	$3.28
Average ceiling price ($/MMBtu)	$5.79	$6.09	$6.00	$0.00	$5.96
Total Volume with a floor	**22,660,000**	**18,120,000**	**15,480,000**	**-**	**56,260,000**
Weighted average floor price [2]	**$4.33**	**$4.10**	**$3.64**		**$4.07**

LAREDO PETROLEUM

[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.

[2] $/Mcf is converted based upon Company average BTU content of 1.2124; prices include basis swaps

Guidance

	Q4 2012	FY 2013
Production (MMBOE):	~3.0	12.6 – 13.1
Price Realizations (pre-hedge, two-stream basis, % of NYMEX):		
Crude oil	90% - 94%	90% - 95%
Natural gas, including natural gas liquids	140% - 150%	130% - 140%
Operating Costs & Expenses		
Lease operating expenses ($/BOE)	$5.50 - $6.00	$5.75 - $6.25
Production taxes (% of oil and natural gas revenues)	7.50%	7.50%
General and administrative expenses ($/BOE)	$5.75 - $6.25	$6.25 - $6.75
Depreciation, depletion and amortization ($/BOE)	$22.00 - $23.00	$22.00 - $23.00

Permian Focused Investment Opportunity

"We own and operate great assets"	• High-growth, core asset base in the oil and liquids-rich Permian Basin
"We are technology based and return driven"	• Technical database is paying dividends by identifying and proving targets
"We have captured the prize and it is getting larger"	• Substantial Garden City acreage position de-risked; evaluating remaining acreage
"We are entering the manufacturing stage of development"	• Developing a plan of exploitation to maximize recoveries and returns
"We proactively manage our risk profile"	• Experienced and prudent operational and financial management

Appendix

LAREDO PETROLEUM

Investment Highlights

"We own and operate great assets"	High-growth, core asset base in the oil and liquids-rich Permian Basin	~196,000 net acres in the Permian with potential in multiple horizons Significant operational control: operate ~97% of production Meaningful exposure to Anadarko Granite Wash liquids-rich natural gas
"We are technology based and return driven"	Technical database is paying dividends by identifying and proving targets	Extensive library of petrophysical data in our Permian core asset ▪ 140 proprietary logs ▪ 10 whole and >300 side-wall cores ▪ 740 square miles of 3D seismic
"We have captured the prize and it is getting larger!"	Substantial Garden City acreage position de-risked; evaluating remaining acreage	Permian Basin - Garden City ▪ ~70,000 net acres de-risked for Cline Hz development ▪ ~60,000 net acres de-risked for Upper Wolfcamp Hz development ▪ Evaluation of Middle and Lower Wolfcamp zones is ongoing
"We are entering the manufacturing stage of development"	Developing a plan of exploitation to maximize recoveries and returns	Optimization of spacing, lateral lengths and completion techniques Flexibility for multi-zone development
"We proactively manage our risk profile"	Experienced and prudent operational and financial management	Experienced management team with proven record of success Well capitalized with liquidity of ~$700 million Proactively hedge commodity price risk Owned gathering infrastructure provides secure and timely take-away capacity and enhanced economics

Permian-Garden City: Regional Wolfcamp Cross Section



Howar d
Martin
Mitchell
Midland
Sterling
Glasscock
Reagan
Upton
Irion
85+ miles
20+ miles
LPI acreage
Cross section line

Wolfcamp shale intervals underlie LPI's Permian-Garden City acreage position



GLASSCOCK Co.
REAGAN Co.
N
S
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
87 MILES

Permian Basin-Garden City: Regional Cline Cross Section



Howard
Martin
Mitchell
Midland
Sterling
Glasscock
Tom Green
Reagan
Upton
85+ miles
20+ miles
LPI acreage
Cross section line

Cline shale across LPI's acreage position



GLASSCOCK Co.
REAGAN Co.
N
S
CLINE HIGH-QUALITY RESOURCE PLAY
87 MILES

Permian: Vertical Wolfberry



Deep Vertical Wolfberry

- Vertical Wolfberry type curve shown in red
- Normalized production data for 250+ deep vertical Wolfberry wells shown
- Working to drive down costs



Type Curve
100
10
1
BOE/D
1
12
24
36
48
60
Months

Well Economics

D+C Cost	$2.2 MM
EUR	135 - 155 MBOE
30-Day IP	140 BOE/D
% Oil	65% - 49% (IP – Life)
ROR[1]	15% - 20%
Royalty Rates	25%

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.

Permian: Wolfcamp

Upper Wolfcamp

- Currently utilizing Upper Wolfcamp 7,500-ft. lateral, 26-frac stage type curve based on data for 16 Hz Upper, 2 Middle and 1 Lower Wolfcamp wells shown in red
- Working to drive down costs



Upper Wolfcamp Type Curve
BOE/D
1000
100
10
1
12
24
36
48
60
Months

Well Economics	Upper Wolfcamp	Middle Wolfcamp [2]	Lower Wolfcamp [2]
D+C Cost - MM	$8.5	$8.5	$9.5
EUR - MBOE	715 - 800	600 - 700	605 - 730
30-Day IP - BOE/D	710	710	710
% Oil - (IP – Life)	77% - 69%	63%	63%
ROR[1]	35% - 45%	25% - 35%	20% - 30%
Royalty Rates	25%	25%	25%

[1] Returns based on NYMEX prices of $85/Bbl of oil and $3.75/Mcf of gas adjusted for Btu content.
[2] Data based on Upper Wolfcamp type curve as adjusted for limited actual results

Two-Stream vs. Three-Stream

Laredo reports on a two-stream basis to match its ownership in production

Two-Stream



Oil
42%
Gas
58%

Q3-2012 Production:
30,835 BOE/D

Q3-2012 Production

~20% Increase

Three-Stream



NGL
26%
Gas
39%
Oil
35%



Gas
28%
Oil
72%

Q3-2012 Revenue:
$144.7 million

Q3-2012 Revenue

No revenue impact

Pricing Impact	Gas
Q3 -2012 Avg. LPI realizations	$4.12
Q3-2012 Avg. NYMEX Henry Hub	$2.80
Benefit to LPI	+47%



NGL
16%
Gas
12%
Oil
72%

Historical Financial & Operating Data

$ millions, except per unit data

	2010	2011	Q1 2012	Q2 2012	Q3 2012
Key data:					
Realized oil price ($/Bbl)[1]	$77.26	$88.62	$95.37	$85.45	$86.58
Realized natural gas price ($/Mcf)[1]	$6.32	$6.67	$5.84	$4.85	$4.82
Average daily production (Boe/D)	**14,278**	**23,709**	**27,995**	**31,385**	**30,835**
Adjusted EBITDA[2]	**$194.5**	**$388.4**	**$113.9**	**$113.9**	**$110.8**
Capital expenditures	($460.5)	($706.8)	($252.2)	($233.6)	($251.0)
Per unit metrics ($/Boe):					
Lease operating expenses	$4.16	$5.00	$5.88	$5.48	$5.84
Production & ad valorem taxes	$3.01	$3.70	$3.50	$2.56	$4.26
Depreciation, depletion and amortization	$18.69	$20.38	$20.22	$21.25	$22.53
General & administrative	$5.93	$5.90	$6.00	$5.05	$5.01

[1] Prices include realized hedge revenue
[2] See following slide for a reconciliation of adjusted EBITDA

Adjusted EBITDA Reconciliation

($ thousands, unaudited)

	2010	2011	Q1 2012	Q2 2012	Q3 2012
Net income (loss)	86,248	105,554	26,235	30,975	(7,384)
Plus:					
Interest expense	18,482	50,580	14,684	21,674	24,423
Depreciation, depletion & amortization	97,411	176,366	51,523	60,697	63,925
Impairment of long-lived assets	–	243	–	–	–
Write-off of deferred loan costs	–	6,195	–	–	–
Loss on disposal of assets	30	40	–	8	1
Unrealized losses (gains) on derivative financial instruments	11,648	(20,890)	3,334	(20,263)	31,150
Realized losses on interest rate derivatives	5,238	4,873	1,103	835	84
Non-cash equity-based compensation	1,257	6,111	2,247	2,588	2,767
Income tax expense (benefit)	(25,812)	59,374	14,757	17,424	(4,154)
Adjusted EBITDA	**$194,502**	**$388,446**	**$113,883**	**$113,938**	**$110,812**

LAREDO
PETROLEUM

NYSE: LPI

www.laredopetro.com